UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 6, 2020

WPX Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-35322	45-1836028
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

3500 One Williams Center, Tulsa, Oklahoma	74172-0172
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (855) 979-2012

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WPX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

On March 6, 2020, WPX Energy, Inc. (the “Company”) filed its Form 8-K ("the Original Form 8-K") to report the completion of its acquisition of Felix Energy Holdings II, LLC (“Felix”) (the “Acquisition”). The Original Form 8-K did not include the pro forma unaudited financial statements of the combined entity. This Amendment No. 1 to the Original Form 8-K is filed to include the financial statement information required under Item 9.01 of Form 8-K in connection with the acquisition of Felix.

Except to the extent expressly set forth herein, this amended Form 8-K speaks as of the filing date of the Original Form 8-K and has not been updated to reflect events occurring subsequent to the original filing date. Accordingly, this amended Form 8-K should be read in conjunction with our filings made with the Securities and Exchange Commission subsequent to the filing of the Original Form 8-K.

Included in this filing as Exhibit 99.1 are the audited consolidated financial statements of Felix for the periods described in Item 9.01(a) below, the notes related thereto and the Report of Independent Certified Public Accountants.

Included in this filing as Exhibit 99.2 is the unaudited pro forma condensed combined financial information described in Item 9.01(b) below.

Also included in this filing as Exhibit 99.3 is the report of Netherland, Sewell & Associates, Inc., an independent petroleum engineering firm.

Item 9.01	Financial Statement and Exhibits.

(a)	Financial Statements

•	Audited consolidated financial statements of Felix and its subsidiaries comprised of the consolidated balance sheets as of December 31, 2019 and 2018, and the related consolidated statements of income, member’s equity and cash flows for each of the years in the three-year period ended December 31, 2019, and the related notes to the consolidated financial statements, attached as Exhibit 99.1 hereto.

(b)	Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information of the Company, giving effect to the Acquisition, Felix’s dispositions of certain assets and certain related liabilities and the related financing transaction and the application of the proceeds from the offering, is included in Exhibit 99.2 hereto:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2019.

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2019.

•	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(d) Exhibits

Exhibit
No.

23.1	Consent of Moss Adams LLP

23.2	Consent of Netherland, Sewell & Associates, Inc.

99.1	Historical audited consolidated financial statements of Felix Energy Holdings II, LLC

99.2	Unaudited Pro Forma Condensed Combined Financial Information

99.3	Reserve report of Felix Energy Holdings II, LLC issued by Netherland, Sewell & Associates, Inc., an independent petroleum engineering firm, dated March 3, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This communication includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements. Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the company, including but not limited to: the ability of the parties to consummate the Acquisition in a timely manner or at all; satisfaction of the conditions precedent to consummation of the Acquisition, including the ability to secure required consents and regulatory approvals in a timely manner or at all, and approval by the Company’s stockholders; the possibility of litigation (including related to the Acquisition themselves); and other risks described in the Company’s SEC filings. The Company does not undertake and expressly disclaims any obligation to update the forward-looking statements as a result of new information, future events or otherwise. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPX ENERGY, INC.

By:	/s/ Stephen E. Brilz
Stephen E. Brilz
Vice President and Secretary

DATED: March 12, 2020

EXHIBIT INDEX

Exhibit
No.	Description

23.1	Consent of Moss Adams LLP

23.2	Consent of Netherland, Sewell & Associates, Inc.

99.1	Historical audited consolidated financial statements of Felix Energy Holdings II, LLC

99.2	Unaudited Pro Forma Condensed Combined Financial Information

99.3	Reserve report of Felix Energy Holdings II, LLC issued by Netherland, Sewell & Associates, Inc., an independent petroleum engineering firm, dated March 3, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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